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                                                                    EXHIBIT 13.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of STATS ChipPAC Ltd. (the "Company") on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2005
                                    /s/ Tan Lay Koon
                                   ---------------------------------------------
                                   Name:   Tan Lay Koon
                                   Title:  President and Chief Executive Officer


Date: March 18, 2005
                                    /s/ Michael G. Potter
                                   ---------------------------------------------
                                   Name:   Michael G. Potter
                                   Title:  Chief Financial Officer